Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)
Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[X] [ ] [ ] [ ] [ ]
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 240.14a-12

INVESCO DYNAMIC CREDIT OPPORTUNITY FUND
______________________________________________________________________
(Name of Registrant as Specified in Charter)
______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies:__________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

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[ ]	Fee previously paid with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Invesco Dynamic Credit Opportunity Fund
11 Greenway Plaza
Houston, Texas 77046-1173

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 24, 2025

Notice is hereby given to the shareholders of Invesco Dynamic Credit Opportunity Fund (the “Fund”), that a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held at 11 Greenway Plaza, Houston, Texas 77046-1173, on September 24, 2025 at 1:00 p.m. Central Time.

The Board of Trustees of the Fund has carefully considered the proposals below for the Fund and unanimously recommends that you vote FOR each proposal.  The Board considered the benefits to the Fund resulting from the proposals as well the fact that there would be no increase to the advisory fee paid by the Fund in connection with the proposals.  The enclosed proxy statement provides you with detailed information on the proposals, including how the proposals will benefit shareholders.
The Meeting is to be held for the following purposes:

1.	To approve a new investment sub-advisory agreement by and between Invesco Advisers, Inc. (“Invesco” or the “Adviser”) and Barings LLC (“Barings” or the “Sub-Adviser”); and
2.	To approve a new investment sub-sub-advisory agreement by and between Barings and Baring International Investment Limited (“BIIL” or the “Sub-Sub-Adviser”)

In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.

Shareholders of record of the Fund on July 22, 2025 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR EACH PROPOSAL DESCRIBED IN THE PROXY STATEMENT.

By order of the Board of Trustees of,
Invesco Dynamic Credit Opportunity Fund

_____________________________________________
Melanie Ringold
Senior Vice President, Chief Legal Officer and Secretary

[  ], 2025

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card, or vote by telephone or the internet today.

Invesco Dynamic Credit Opportunity Fund

11 Greenway Plaza
Houston, Texas 77046-1173
SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 24, 2025

INTRODUCTION
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Invesco Dynamic Opportunity Fund (the “Fund”). The proxies are to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Houston, Texas 77046-1173, on September 24, 2025, at 1:00 p.m. Central Time. The approximate mailing date of this Proxy Statement and accompanying proxy card is on or about August 5, 2025.

The Proposals

The purpose of the Meeting is for shareholders to consider and vote on the proposals listed below (each, a “Proposal” and together, the “Proposals”) as more fully described herein. The Board has unanimously approved each Proposal for the Fund and recommends that shareholders of the Fund vote in favor of each Proposal.

Proposals
1.	To approve a new investment sub-advisory agreement by and between Invesco Advisers, Inc. (“Invesco” or the “Adviser”) and Barings LLC (“Barings” or the “Sub-Adviser”); and
2.	To approve a new investment sub-sub-advisory agreement by and between Barings and Baring International Investment Limited (“BIIL” or the “Sub-Sub-Adviser”)

In recommending a vote “FOR” each Proposal, the Board considered the benefits to the Fund resulting from the Proposals as well the fact that there would be no increase to the advisory fee paid by the Fund in connection with the Proposals.

The Board has fixed July 22, 2025 as the record date (the “Record Date”) for the determination of holders of shares of the Fund entitled to vote at the Meeting. Shareholders of record of any class of the Fund, as of the close of business on the Record Date, are entitled to vote their respective shares at the Meeting. The number of shares outstanding for each class of the Fund on the Record Date can be found in Annex A. Each share of the Fund that you own entitles you to one vote on each Proposal described herein (a fractional share has a fractional vote).

If you have any questions about the information set forth in this Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or visit our website at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement and a copy of the proxy card (together, the “Proxy Materials”) are available at  https://proxyvotinginfo.com/p/invdc. The Proxy Materials will be available on the internet through the day of the Meeting.

We have previously sent to shareholders the most recent annual report and the most recent semiannual report for the period after the annual report, if any, for the Fund. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the Fund by calling 1-800-959-4246, or by writing to the Secretary of the Fund at 11 Greenway Plaza, Houston, Texas 77046-1173.

Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate Proxy Statement, or who currently receives multiple copies of Fund documents and would like to receive only one, should contact the Fund by calling 1-800-959-4246 or by writing to the Fund at 11 Greenway Plaza, Houston, Texas 77046-1173.

Voting at the Meeting

Shareholders of the Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to each Proposal, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for the Proposals are described below.

Please notify us by calling 1-800-952-3502 if you plan to attend the Meeting. If you intend to attend the Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or a broker’s statement indicating ownership as of a recent date.

If you hold your shares in “street name,” you will not be able to vote your shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund at 1-800-959-4246 to obtain directions to the site of the Meeting.

The Fund does not know of any business other than the Proposals that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card shall vote proxies in accordance with their best judgment.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSALS FOR THE FUND.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

What are the Proposals shareholders are being asked to approve?

Shareholders of the Fund are being asked to approve (i) a new investment sub-advisory agreement by and between Invesco and Barings (the “Proposed Sub-Advisory Agreement”) and (ii) a new investment sub-sub-advisory agreement by and between Barings and BIIL (the “Proposed Sub-Sub-Advisory Agreement”).

Who is Barings LLC (Barings)?

Barings is a leading provider of investment advice to institutional clients, registered investment companies, and other pooled investment vehicles. Barings and its predecessor organizations have been providing investment advice since 1940. As of March 31, 2025, Barings managed a total of $442.6 billion in client assets. Barings, a Delaware limited liability company, is an indirect, wholly owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, MA 01111. It has been registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) since November 1, 1940. Barings’ core areas of investing expertise include public and private fixed income, real assets and capital solutions.

Who is Baring International Investment Limited (BIIL)?

BIIL, a limited liability company incorporated under the laws of England and Wales, is an indirect wholly-owned subsidiary of Barings. BIIL has been registered as an investment adviser with the SEC since April 15, 1980 and the Financial Conduct Authority in the United Kingdom since December 1, 2001. BIIL’s core area of investing expertise is in providing advisory services to Barings with respect to European investments.

Why are shareholders being asked to approve these changes?

At a meeting of the Board of Trustees of the Fund (the “Board”) held on June 17, 2025, based on the recommendation by the Adviser, the Board, including a majority of the trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the Proposed Sub-Advisory Agreement, under which Barings would be engaged as a sub-adviser for the Fund and the Proposed Sub-Sub-Advisory Agreement, under which BIIL would be engaged as a sub-sub-adviser for the Fund, each subject to approval by the Fund’s shareholders. Pursuant to Section 15(a) of the 1940 Act, a majority of the outstanding voting securities of the Fund must approve the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement.

How does the Board recommend that shareholders vote?

The Board recommends that shareholders vote “FOR” each Proposal.

Why does the Board recommend that shareholders approve the Proposed Sub-Advisory and Proposed Sub-Sub-Advisory Agreements?

The Adviser and the Board believe that the addition of Barings as a sub-adviser to the Fund, if approved by shareholders, will benefit the Fund and its shareholders by providing the Adviser with  access to Barings’ portfolio managers and investment personnel who have specialized expertise regarding direct lending, structured asset-backed finance and opportunistic credit strategies that will complement or enhance existing Fund strategies, while broadening the Fund’s exposure to differentiated credit markets. The Adviser and the Board also believe that the addition of BIIL as a sub-sub-adviser to the Fund, if approved by shareholders, will benefit the Fund and its shareholders by enabling Barings to fully execute on its strategies through the utilization of personnel of BIIL to manage and engage in securities transactions for the Fund, subject to Barings’ supervision.

The Board has determined to seek shareholder approval of the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement at the Meeting. A copy of the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement are included in this Proxy Statement as Exhibit A and Exhibit B, respectively.

What will be the impact to the Fund (and its risk profile) if the Proposals are approved?

As described above, if the Proposals are approved, Barings will assume certain investment duties and have partial discretionary power and authority with respect to the Fund’s portfolio and BIIL will provide Barings with assistance in managing securities transactions for the Fund, subject to Barings’ oversight. Invesco Senior Secured Management, Inc. and Invesco Asset Management Limited, the Fund’s current sub-advisers, will continue to provide sub-advisory services to the Fund if the Proposals are approved alongside Barings and BIIL.

In connection with the Proposals and at the meeting held on June 17, 2025, the Board also approved changes to the Fund’s investment strategy, including the Fund’s 80% investment policy, contingent upon receiving shareholder approval of the Proposals. Shareholder notice of these changes was mailed to shareholders of the Fund on or about June 30, 2025. These changes to the Fund’s investment strategy and 80% investment policy are not expected to materially alter the Fund’s overall risk profile.

Will the advisory fees paid by the Fund increase if the Proposed Sub-Advisory and Proposed Sub-Sub-Advisory Agreements are approved?

No. The advisory fees paid by the Fund will not increase if the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement are approved by shareholders.

When will the Proposed Sub-Advisory and Proposed Sub-Sub-Advisory Agreements take effect?

If approved by shareholders at the Meeting, the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement will become effective following the Meeting and will remain in effect for an initial two-year period. After the initial term, the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement will continue in effect from year to year thereafter if approved at least annually by the Board, including a majority of the Independent Trustees.

What happens if shareholders do not approve the Proposals?

If shareholders do not approve the applicable Proposals, then Barings will not serve as the sub-adviser to the Fund, BIIL will not serve as a sub-sub-adviser to the Fund, the changes to the Fund’s strategies will not take effect, and the Board and Adviser will consider what further actions to take.  Proposal 1 is not contingent on Proposal 2 being approved, meaning that if shareholders approve Proposal 1, but not Proposal 2, Proposal 1 will still take effect. Proposal 2 is contingent on Proposal 1 being approved, meaning that if shareholders approval Proposal 2, but not Proposal 1, neither Proposal will take effect.

How can I find more information on the Proposals?

If you would like more information or have any questions regarding the Proposals, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or visit our website at www.invesco.com/us.

VOTING PROCEDURES

How do I vote by proxy?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your

“proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” each Proposal, as recommended by the Board, and in accordance with the judgment of your proxy on other matters.

Proxies marked “ABSTAIN” will not be voted “FOR” each Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” each Proposal, respectively. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

What is the deadline to submit my proxy by mail, telephone or the internet?

If you choose to vote by proxy, we must receive your proxy in time to be voted at the Meeting or any adjournments or postponements thereof, which means the proxy must be received prior to the closing of the polls of the Meeting or any adjournment or postponements thereof. All proxies must be delivered to the Secretary of the Fund before being voted. To ensure we receive your proxy in time, we urge you to mail your proxy card or record your voting instructions by telephone or via the internet today.

How do I vote by telephone or the internet?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying your Proxy Statement.

May I revoke my vote?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is voted. You can do this in one of the following ways:

•	You may send in a subsequent proxy with a later date.
•	You may deliver a written notice to the Fund stating that the proxy is revoked, or file a revocation via any electronic, telephonic, computerized or other alternative means.
•	You may call the telephone number or visit the website that appears on your proxy card.
•	You may provide written notice of the death or incapacity of the maker of the proxy to the Fund.
•	You may vote at the Meeting by following the instructions herein and on your proxy card.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING

Will any other matters be voted on at the Meeting?

Management is not aware of any matters to be presented at the Meeting other than the Proposals discussed in this Proxy Statement. However, if any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum exists if shareholders entitled to vote one-third of the issued and outstanding shares of the Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions and broker non-votes (if any) will count as shares present at the Meeting for purposes of establishing a quorum.

What is a “broker non-vote”?

Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.  Because the Proposals may be considered non-routine, it is expected that broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers, and therefore there are unlikely to be any broker non-votes at the Meeting.

Could there be an adjournment of the Meeting?

If a quorum is not present at the Meeting, the vote of the holders of a majority of the shares cast or the chair of the meeting, in their discretion, will have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is attained. If a quorum is present at the Meeting, the vote of the holders of one-third of the shares cast will have the power to adjourn the Meeting with regard to one or both of the Proposals scheduled to be voted on at the Meeting, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.

A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the persons named as proxies will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn the Meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

What is the vote necessary to approve each Proposal?

Approval of each Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes (if any) are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote “AGAINST” each Proposal because approval of each Proposal requires the affirmative vote of a percentage of the Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities.

How will proxies be solicited and who will pay?

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposals (the “Proxy Expenses”) will be borne partially by the Fund and partially by the Adviser. The Adviser will pay directly approximately 30% of the Proxy Expenses.  The Adviser also will indirectly bear its portion of the Proxy Expenses as a shareholder of the Fund. The Fund and the Adviser will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, the Adviser or its affiliates, by the transfer agent of the Fund and by dealers or their representatives. The Fund has  retained Sodali Fund Services (“SFS”), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation by SFS is approximately $75,000.  These costs are estimates only and are subject to change.

Under the agreement with SFS, SFS will be paid telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of verbal votes, inbound telephone contact, answering messages, and obtaining shareholders’ telephone numbers, and expenses incurred for immediate action letters and providing additional materials upon shareholder request. The agreement also provides that SFS shall be indemnified against certain liabilities and expenses, including liabilities that could arise under the federal securities laws.

How may a shareholder proposal be submitted?

As a general matter, the Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at Greenway Plaza, Houston, Texas 77046-1173. Proposals must be received a reasonable time before the Fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion. Additional requirements regarding shareholder proposals are included in the Fund’s Bylaws, which are available upon request.

FUND SERVICE PROVIDERS

Investment Adviser of the Fund

The investment adviser for the Fund is Invesco Advisers, Inc. The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

The Advisory Agreement with the Adviser with respect to the Fund is dated as of July 1, 2021. The Fund’s initial shareholder approved the Advisory Agreement on May 7, 2021, which was the last time shareholders voted on the Advisory Agreement. The Board recently approved the Advisory Agreement at a regularly scheduled Board meeting on June 16, 2025.

Current Affiliated Sub-Advisers of the Fund

The Adviser has entered into sub-advisory agreements with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco Capital Management LLC (each, an “Affiliated Sub-Adviser” and collectively, the “Affiliated Sub-Advisers”). Each Affiliated Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

The sub-advisory agreements with the Affiliated Sub-Advisers with respect to the Fund are dated as of July 9, 2021 and July 1, 2021. The Fund’s initial shareholder approved the sub-advisory agreements on May 7, 2021, which was the last time shareholders voted on the sub-advisory agreements. The Board recently approved the sub-advisory agreements at a regularly scheduled Board meeting on June 16, 2025.
Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH
An der Welle 5
1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Ltd.
Perpetual Park
Perpetual Park Drive
Henley-on-Thames
Oxfordshire RG9 1HH
United Kingdom

Invesco Asset Management (Japan) Limited
Roppongi Hills Mori Tower 14F
6-10-1 Roppongi
Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited
45F Jardine House
1 Connaught Place
Central, Hong Kong, P.R.C.

Invesco Senior Secured Management, Inc.
225 Liberty Street
New York, NY 10281

Invesco Canada Ltd.
16 York Street
Suite 1200
Toronto, Ontario
Canada M5J 0E6

Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515

Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”) currently serves as an investment sub-adviser for the Fund. Invesco Senior Secured, an affiliate of the Adviser, has experience managing senior secured loans dating back to 1990. Invesco Senior Secured manages a broad array of portfolio types including retail mutual funds, commingled institutional funds, separate accounts and structured products for a variety of retail and institutional investors (both public and private). Invesco Senior Secured provides portfolio management services to the Fund.

Invesco Asset Management Limited (“Invesco Asset Management”) also currently serves as an additional investment sub-adviser for the Fund. Invesco Asset Management, an affiliate of the Adviser, has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.

Other Service Providers of the Fund

Administrative Services

The Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Fund, which are not required to be performed by the Adviser under its investment advisory agreement. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Fund. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801.

Principal Underwriter

The principal underwriter for the Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Houston, Texas 77046-1173.

Custodian

The custodian for the Fund is State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110-2801.

Dividend Paying Agent and Transfer Agent

The dividend paying agent and transfer agent for the Fund is Invesco Investment Services, Inc., located at 11 Greenway Plaza, Houston, Texas 77046-1173, a wholly-owned subsidiary of Invesco Ltd. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund’s Board of Trustees. The transfer agency fees are based on competitive benchmarks.

Sub-Transfer Agent

The sub-transfer agent for the Fund is Invesco Canada Ltd., located at 16 York Street, Suite 1200, Toronto, Ontario, Canada M5J 0E6, a wholly-owned, indirect subsidiary of the Adviser. Invesco Canada Ltd. provides services to the Fund as a sub-transfer agent, pursuant to an agreement between Invesco Canada Ltd. and Invesco Investment Services. The Fund does not pay a fee to Invesco Canada Ltd. for these services. Rather Invesco Canada Ltd. is compensated by Invesco Investment Services, Inc., as a sub-contractor.

Affiliated Brokerage Commissions

The Fund did not pay brokerage commissions on affiliated transactions for the most recently completed fiscal year.

THE PROPOSALS

TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BY AND BETWEEN INVESCO AND BARINGS AND TO APPROVE A NEW INVESTMENT SUB-SUB-ADVISORY AGREEMENT BY AND BETWEEN BARINGS AND BIIL

Pursuant to the Proposals, shareholders of the Fund are now being asked to approve (i) the Proposed Sub-Advisory Agreement to add Barings as a sub-adviser for the Fund in addition to the Affiliated Sub-Advisers and (ii) the Proposed Sub-Sub-Advisory Agreement to add BIIL as a sub-sub-adviser for the Fund.

Reasons for Adding the Proposed Sub-Adviser and Proposed Sub-Sub-Adviser

At a meeting of the Board held on June 17, 2025, based on the recommendation by the Adviser, the Board, including a majority of the Independent Trustees, approved (i) the Proposed Sub-Advisory Agreement, under which Barings would be engaged as a sub-adviser to the Fund and (ii) the Proposed Sub-Sub-Advisory Agreement, under which BIIL would be engaged as a sub-sub-adviser to the Fund, each subject to approval by the Fund’s shareholders. Under the Proposed Sub-Advisory Agreement, Barings would assume certain investment duties and have partial discretionary power and authority with respect to a portion of the Fund’s portfolio. Under the Proposed Sub-Sub-Advisory Agreement, BIIL would assist Barings with its management of a portion of the Fund’s portfolio, including the execution of investment transactions for the Fund.

The Adviser and the Board believe that the addition of Barings as a sub-adviser to the Fund, if approved by shareholders, will benefit the Fund and its shareholders by providing the Adviser with access to Barings’ portfolio managers and investment personnel who have specialized expertise regarding direct lending, structured asset-backed finance and opportunistic credit strategies that will complement or enhance existing Fund strategies, while broadening the Fund’s exposure to differentiated credit markets. The Adviser and the Board also believe that the addition of BIIL as a sub-sub-adviser to the Fund, if approved by shareholders, will benefit the Fund and its shareholders by enabling Barings to fully execute on its strategies through the utilization of personnel of BIIL to manage and engage in securities transactions for the Fund, subject to Barings’ oversight.  The Adviser and the Board believes that shareholders of the Fund will benefit from the diversification of investments within the Fund provided by the employment of Barings’ strategies.  The Adviser also informed the Board that Invesco had entered into a strategic partnership between MassMutual, the parent company of Barings, Barings and Invesco Ltd,, intended to utilize each firm’s complementary capabilities across global private debt, public fixed income and other investment expertise, and had discussed how such partnership, in conjunction with approval of the Proposals, would benefit the Fund.

Changes to the Fund if the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement are Approved

If the Proposed Sub-Advisory Agreement is approved, Barings will be added as a sub-adviser and if the Proposed Sub-Sub-Advisory Agreement is approved, BIIL will be added as a sub-sub-adviser to the Fund as described above. Except as described below, the Fund’s investment risks and strategies and non-fundamental investment restrictions will not change without further action by the Board and/or Fund shareholders as required by applicable law. If the Proposed Sub-Advisory Agreement is approved by shareholders, Barings is expected to manage a portion of the Fund’s assets as a part of direct lending, structured asset-backed finance, and opportunistic credit strategies.  These strategies are anticipated to be complementary to the Fund’s current investment strategies and are not expected to materially alter the overall risk profile of the Fund. Invesco will retain overall authority of the Fund, and Barings and BIIL will be subject to oversight of Invesco. BIIL will also be subject to the oversight of Barings.

Matthew Freund, CFA, and Michael Searles will serve as portfolio managers to the portion of the Fund advised by Barings. Mr. Freund is a Managing Director at Barings, where he serves as President of Barings BDC, Inc. (NYSE: BBDC), President of Barings Capital Investment Corporation, President of Barings Private Credit Corporation and member of North America Private Finance Investment Committee. Mr. Freund joined Barings in 2015. Mr. Searles is a Managing Director at Barings where he serves as Head of North America for Barings Capital Solutions group, responsible for the underwriting, structuring and monitoring of capital solutions investments in North America. Mr. Searles joined Barings in 2018. Prior to joining Barings, Mr. Searles was a Principal at Octagon Credit Investors where he was responsible for the day-to-day management of the firms’ Opportunistic Credit portfolio and served on the Opportunistic Credit investment committee.

There will be no increase in the advisory fees paid by the Fund as a result of the appointment of Barings as a sub-adviser of the Fund or the appointment of BIIL as a sub-sub-adviser of the Fund, as the Fund will not be responsible for the payment of fees to Barings or BIIL. Invesco will pay Barings in an amount up to 40% of the advisory fees Invesco receives from the Fund as compensation for providing sub-advisory services to the Fund and Barings will pay BIIL out of the portion of advisory fees it receives from Invesco.

Terms of the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement
A copy of the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement are attached hereto as Exhibit A and Exhibit B, respectively. The following description is only a summary; you should refer to Exhibit A for the Proposed Sub-Advisory Agreement and Exhibit B for the Proposed Sub-Sub-Advisory Agreement.
Proposed Sub-Advisory Agreement
Sub-Advisory Services. The Proposed Sub-Advisory Agreement provides that Barings will provide investment advice, order execution and discretionary investment management services to all or a portion of the Fund, subject to the oversight of Invesco and the Board.
Compensation of Barings. Invesco will pay Barings up to 40% of the advisory fees Invesco receives from the Fund.
Duration and Termination. The Proposed Sub-Advisory Agreement shall continue in effect and force for an initial two-year term following shareholder approval. After such initial term, the Agreement shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved annually by a vote of the majority of the Independent Trustees and the Board or by vote of a majority of the outstanding voting securities of the Fund. The Proposed Sub-Advisory Agreement may be terminated at any time (i) by a vote of the Board or a vote of the majority of the outstanding securities of the Fund on sixty days’ notice to the Sub-Adviser,  (ii) by the Adviser on sixty days’ notice to the Sub-Adviser, or (iii) by the Sub-Adviser on sixty days’ notice to the Adviser. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment.
Liability and Indemnification. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or a reckless disregard of its duties under the Proposed Sub-Advisory Agreement, the Sub-Adviser, each of its affiliates, controlling persons and certain other persons shall not be liable for any error of judgment or mistake of law, or any action performed or omitted to be performed by the Sub-Adviser and shall not be subject to any losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees) or liability to the Adviser, the Fund, or any of the Fund’s shareholders, in connection with the matters to which the Agreement relates. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, the Trust, and their respective affiliates, controlling persons and certain other persons, and the Adviser agrees to indemnify and hold harmless the Sub-Adviser, its affiliates, controlling persons and certain other persons, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees) to which the Adviser or Sub-Adviser, their affiliates, controlling persons and certain other persons may become subject to, arising out of the Adviser or Sub-Adviser’s responsibilities under the Agreement (1) to the extent of and as a result of willful misfeasance, bad faith or gross negligence by the Sub-Adviser or Adviser or their affiliates, or (2) as a result of any untrue statement of material fact or omission of material fact in the Fund’s registration statement or any supplement thereto, if such statement or omission was made in reliance on information provided by the Adviser or Sub-Adviser, provided, however, that in no case shall the Adviser’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
Delegation. The Proposed Sub-Advisory Agreement allows Barings to perform the sub-advisory services directly or through the use of its subsidiaries and affiliates, provided that the use of such affiliates and subsidiaries shall be approved by the Board or shareholders of the Fund as required by the 1940 Act. The Sub-Adviser shall be solely responsible for compensating any subsidiary or affiliate for services rendered, and neither the Adviser nor the Fund may be held responsible, or otherwise liable for, the payment of any amount due, or which may become due to any subsidiary or affiliate.

Proposed Sub-Sub-Advisory Agreement
Sub-Sub-Advisory Services. Under the Proposed Sub-Sub-Advisory Agreement, BIIL agrees to, among other duties, supervise the investment activities of the Fund, continuously manage the Fund in accordance with its investment strategy, determine such securities to be purchased and sold and execute Fund transactions, subject to the direction and oversight of Barings.
Compensation of BIIL. Barings agrees to compensate BIIL out of the sub-advisory fee received by Barings from Invesco.
Duration and Termination. The Proposed Sub-Sub-Advisory Agreement shall continue in full force for an initial two-year period and shall continue from year to year thereafter, so long as the Agreement is approved annual by the Board, including a majority of the Independent Trustees. The Agreement may be terminated without payment of penalty on 60 days’ written notice by any party. The Fund may effect the termination of the Agreement by action of the Board or by the vote of the majority of outstanding voting securities of the Fund. The Agreement will terminate automatically and immediately upon the termination of the Proposed Sub-Advisory Agreement. The Agreement will also terminate automatically in the event of its assignment.
Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Sub-Sub-Adviser or any of its officers, directors or employees, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or investment contract or other instrument for the Fund’s portfolio.

Factors Considered by the Board in Approving the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement

At a meeting held on June 17, 2025, the Board as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement, each for an initial two-year term, subject to approval of the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement by the shareholders of the Fund.  After evaluating the factors discussed below, among others, the Board approved the Fund’s Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement and determined that the compensation payable thereunder by Invesco to Barings and by Barings to BIIL, respectively, is fair and reasonable.
The Board’s Evaluation Process
In approving the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco (Invesco Funds). As part of the review process, the Board reviewed and considered information provided in response to detailed requests for information submitted to Invesco and to Barings by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel). The independent Trustees discussed the approval of the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement in meetings with Invesco and fund counsel convened on June 13, 2025 and June 16, 2025, and also in separate sessions with the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and with independent legal counsel. The Board also met with Barings, Invesco and fund counsel on June 17, 2025.
The Board considered Invesco’s rationale for recommending the addition of Barings as a sub-adviser to the Fund and BIIL as a sub-sub-adviser to the Fund, including why Invesco believed that Barings and BIIL may contribute positively to the Fund’s performance and may allow the Fund to achieve greater diversification of its investments as well as how the addition of Barings and BIIL could attract investors into the Fund given the current demand in the market for a diversified private credit solution.  The Board considered information provided by Invesco with respect to alternatives to these proposed changes, including evaluation by Invesco of other potential sub-adviser organizations. The Board also considered information provided by Invesco with respect to the due diligence conducted by Invesco of Barings and BIIL, including as related to compliance, valuation, trading, financial stability and operations, and its ongoing oversight of Barings and BIIL. The Board noted that Invesco would retain overall oversight of the Fund and its service providers, ensuring that the operational and compliance infrastructure utilized for the Fund remains consistent. The Board considered the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement within the context of the overall strategic partnership between MassMutual, the parent company of Barings, Barings and Invesco. The Board considered that the initial addition of Barings as a sub-adviser to the Fund was not intended to result in any material transaction costs to the Fund in light of MassMutual's intention to invest $150 million, provided shareholders approve the Proposals.

The Board also was advised of and approved certain related strategy changes for the Fund, with the understanding that these changes allow for the potential for improved risk adjusted returns as well as the potential for increased investor interest in the Fund.  The Board also was advised that no near-term changes in the Fund’s liquidity profile are anticipated as a result of these strategy or sub-adviser changes.

The discussion below is a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions
A.	Nature, Extent and Quality of Services Provided by Barings
The Board reviewed the nature, extent and quality of the services to be provided to the Fund by Barings under the Proposed Sub-Advisory Agreement and BIIL under the Proposed Sub-Sub Advisory Agreement, and the credentials and experience of the officers and employees of Barings and BIIL who will provide these services, including the Fund’s portfolio manager(s) from Barings.  The Board’s review included consideration of Invesco’s recommendation of the addition of Barings as a sub-adviser and BIIL as a sub-sub-adviser to the Fund, including Invesco’s evaluation of Barings’ and BIIL’s operations, qualifications, performance and experience.  The Board also met with representatives from Barings and considered Barings’ and BIIL’s expertise with respect to certain asset classes and strategies, including their international capabilities in the direct lending space, and how that experience would complement that of Invesco and the affiliated sub-advisers of the Fund.  The Board reviewed the evaluation by the Fund’s Chief Compliance Officer (CCO) of Barings and BIIL’s compliance program, noting that the CCO believed the program to be reasonably designed to prevent the violation of federal securities laws. The Board considered that the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement may benefit the Fund and its shareholders by permitting Invesco to use the resources and differentiated expertise of Barings and BIIL in managing the Fund.   The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Barings and BIIL supported the approval of the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement, respectively.
B.	Investment Performance
Because Barings and BIIL were newly proposed sub-advisers to the Fund, the Board could not consider Barings’ and BIIL’s investment performance in managing the Fund as a factor in evaluating the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement. However, the Board considered and evaluated Barings’ performance in other accounts that it manages within its private credit and capital solutions strategies, as such strategies would be employed by Barings in sub-advising the Fund.
C.	Sub-Advisory Fees
The Board considered the services that will be provided by Barings and BIIL pursuant to the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement, respectively, as well as the fees payable by Invesco to Barings pursuant to the Proposed Sub-Advisory Agreement and the fees payable by Barings to BIIL pursuant to the Proposed Sub-Sub-Advisory Agreement. The Board noted that Invesco retains overall responsibility for, and provides services to, the Fund, including oversight of Barings and BIIL. The Board considered that the Proposed Sub-Advisory Agreement and the Proposed Sub-Sub-Advisory Agreement will not result in any changes to the Fund’s current fees.

The Board considered the amount and structure of the proposed compensation to Barings and BIIL and received information from Invesco that such terms were the result of arm’s length, competitive negotiation.  Invesco also advised that it had sought to obtain comparative fee information from public sources, but that such information is limited and was not available.

The Board noted that Barings and BIIL do not manage other mutual funds or client accounts with strategies substantially similar to that of the Fund.

D.	Economies of Scale
The Board considered the extent to which there may be economies of scale in the provision of services to the Fund by Barings and BIIL given the nature of the assets in which the Fund invests, and the extent to which such economies of scale may be shared with the Fund.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.
E.	Profitability and Financial Resources
The Board did not consider Barings’ projected profitability because Invesco would be paying Barings out of the advisory fees that Invesco receives from the Fund for the Proposed Sub-Advisory Agreement. The Board therefore believed that Invesco had an incentive to negotiate competitive sub-advisory fees. The Board also noted that Barings would be paying BIIL for the services provided under the Proposed Sub-Sub-Advisory Agreement. The Board received information from Barings and BIIL demonstrating that Barings and BIIL are financially sound and has the resources necessary to perform its obligations under the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement.

F.	Collateral Benefits to Barings and BIIL
The Board considered various other benefits to be received by Barings and BIIL from the relationship with the Fund, including the opportunity for Barings and BIIL to scale their investment capabilities within the U.S. wealth market and expand its distribution and product opportunities.
Information about Barings and BIIL

Barings is a leading provider of investment advice to institutional clients, registered investment companies, and other pooled investment vehicles.  Barings’ core areas of investing expertise include public and private fixed income, real asset and capital solutions. Barings’ principal address is 300 S. Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

The following table sets forth the name, position and principal occupation of each current executive officer and/or manager of Barings. Each individual’s address is 300 S. Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

Name	Principal Occupation with Barings and/or Barings’ Board of Managers
Chrisoffel Cary	Treasurer
Eric Lloyd	President
Eric Partlan	Director
Geoffrey Craddock	Director
Jill Dinerman	Assistant Secretary
Mary Jane Fortin	Director
Melissa LaGrant	Chief Compliance Officer
Meredith Hunter	Assistant Secretary
Michael Freno	Chief Executive Officer, Chairman of the Board of Managers and Director
Michael O’Conner	Director
Patrick Hoefling	Chief Financial Officer
Paul Lapiana	Director
Rhian Williams	Secretary
Roger Crandall	Director
Sears Merritt	Director
Sheldon Francis	Chief Administrative Officer
Susan Cicco	Director

Barings does not act as investment adviser to any other registered investment companies that have a substantially similar investment objective and strategy as the Fund.

BIIL’s core area of investing expertise is in providing advisory services to Barings with respect to European investments.  BIIL’s principal address is 20 Old Bailey, London EC4M 7BF, United Kingdom.

The following table sets forth the name, position and principal occupation of each current officer and Director of BIIL. Each individual’s address is 20 Old Bailey, London EC4M 7BF, United Kingdom.

Name	Principal Occupation with BIIL
Jill Dinerman	Director, Chair of the Board of Directors of BIIL
Martin Horne	Director
Katherine Kemp	Director
Charlotte Phillips	Director
Alexander Sutherland	Director
Rhian Williams	Secretary

BIIL does not act as investment adviser to any other registered investment companies that have a substantially similar investment objective and strategy as the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN INVESCO AND BARINGS AND TO APPROVE A NEW INVESTMENT SUB-SUB-ADVISORY AGREEMENT BETWEEN BARINGS AND BIIL.

OTHER INFORMATION

Principal Shareholders of the Fund

The persons who, as of July 22, 2025, held of record 5% or more of any class of the Fund’s shares are set forth in Annex B. To the knowledge of the Fund, no other persons own, directly or beneficially, 5% or more of any class of the Fund’s shares.

General

Management does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present at the Meeting, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Melanie Ringold
Senior Vice President, Chief Legal Officer and Secretary
[  ], 2025

ANNEX A

SHARES OUTSTANDING

The following table sets forth the number of shares of each class of the Fund outstanding and entitled to vote at the Special Meeting of Shareholders to be held on September 24, 2025, at 1:00 p.m. Central Time.

Class	Shares Outstanding(1)
Class A	[ ]
Class AX	[ ]
Class Y	[ ]
Class R6	[ ]
(1) As of July 22, 2025.

ANNEX B

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

As of July 22, 2025, the following record owners of shares of the Fund held, directly or beneficially, 5% or more of the voting securities of a class of securities of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company.

Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

* [As of July 22, 2025, to the knowledge of the Fund’s management, the trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of all classes of the Fund.]

EXHIBIT A
SUB-ADVISORY CONTRACT
This SUB-ADVISORY CONTRACT (“Contract”) is made as of the [___] day of ____, 2025, between Invesco Advisers, Inc. (the “Adviser”) and Barings LLC (the “Sub-Adviser”).

WHEREAS:
A.) The Adviser has entered into an investment advisory agreement with Invesco Dynamic Credit Opportunity Fund (the “Trust”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”),
B.)  The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers;
C.) The Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:
1. Appointment. The Adviser hereby appoints the Sub-Adviser as a sub-adviser of the Trust for the period and on the terms set forth herein. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2. Duties as Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to perform the following services with respect to all or a portion of the investments of the Trust. The Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Trust.
(a) Investment Advice.  The Sub-Adviser shall provide investment advice to the Trust and the Adviser with respect to all or a portion of the investments of the Trust or with respect to various investment techniques, and in connection with such advice shall furnish the Trust and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require. To the extent that such materials furnished by the Sub-Adviser are not subject to public disclosure, the Adviser agrees that it shall not disclose such materials to third parties without the Sub-Adviser’s prior consent; provided however, the Adviser may distribute such materials (i) as required by law, including any demand of any regulatory or taxing authority having jurisdiction, or (ii) to advisers who are subject to a duty of confidentiality and who agree not to use the materials for any purpose other than providing services to the Adviser.

(b) Order Execution.  The Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for the Trust.  In so doing, the Sub-Adviser agrees that it shall comply with paragraph 3 below.

(c) Discretionary Investment Management.  The Sub-Adviser shall, subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, manage all or a portion of the investments of the Trust in accordance with the investment objectives, policies and limitations provided in the Trust’s Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to the Trust by written notice to the Sub-Adviser (which shall be provided no later than 30 days prior to the effective date of any change in objectives, policies, or limitations and any such change shall not affect any outstanding commitments made by the Sub-Adviser on behalf of the Trust) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of the Trust under its management, the Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Trust with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Trust, including but not limited to managing the Trust’s cash and cash equivalents and lending securities on behalf of the Trust. In selecting brokers or dealers to execute trades for the Trust, the Sub-Adviser will comply with the Trust’s written policies and procedures regarding brokerage and trading or as the Board or Adviser may direct from time to time, in conformity with all federal securities laws.  All discretionary investment management and any other activities of the Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3. Broker-Dealer Relationships. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser may pay to brokers and dealers, in return for such brokerage and research services, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions or spreads paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Trust and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account and in accordance with the allocation procedures approved by the Board or Adviser.
4. Books and Records. The Sub-Adviser will maintain or arrange for the maintenance of all required books and records with respect to the securities transactions relating to the portion of the Trust managed by the Sub-Adviser and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. The Adviser will give the Sub-Adviser adequate notice of a need to obtain any records. The Sub-Adviser hereby agrees that all records which it maintains for the Adviser or the Trust are the property of the Adviser or the Trust, respectively, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser or the Trust and which are required to be maintained, and further agrees to surrender promptly to the Adviser or the Trust any records which it maintains for the Adviser or the Trust upon request by the Adviser or the Trust, respectively. The Adviser agrees to permit the Sub-Adviser to retain such records as the Sub-Adviser shall reasonably require in order to carry out its duties and compliance with applicable laws. The Sub-Adviser does not have any responsibility for maintaining the records of the portions of the Trust that it does not advise.

5. Further Duties.
(a) In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Contract and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.
(b) The Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Trust and to consult with the Board and the Adviser regarding the Trust’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also use reasonable efforts to cooperate fully with counsel and auditors for, and the Chief Compliance Officer (“CCO”) of, the Adviser and the Trust.
(c) The Sub-Adviser will provide reasonable assistance in the fair valuation of portfolio securities held within the portion of the Trust managed by the Sub-Adviser as requested by the Adviser in order for the Adviser to make determinations of the fair value of the assets managed by the Sub-Adviser in accordance with the procedures of the Adviser. The Adviser acknowledges that the Adviser is responsible for pricing the Trust’s investments and the Trust’s net asset value.
(d) Upon request of the Adviser, the Sub-Adviser will review draft reports to shareholders, Trust registration statements and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.
(e) Unless otherwise directed by the Adviser or the Board, the Sub-Adviser will vote all proxies received in accordance with the Adviser’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser’s proxy voting policy. The Sub-Adviser shall maintain and shall forward to the Trust or its designated agent such proxy voting information as is necessary for the Trust to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.
(f) The Sub-Adviser shall provide the Trust’s custodian, in accordance with local settlement conventions or as may be agreed to by the Adviser and Sub-Adviser from time to time, with mutually agreed reasonable information relating to all transactions concerning the assets of the Trust and shall provide the Adviser with such information upon request of the Adviser.
(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Contract.
6. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Sub-Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.
7. Use of Subsidiaries and Affiliates. The Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Trust pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Trust pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates as the  Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or “interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members (“Independent Trustees”), cast in person (unless the Board otherwise complies with the terms of an order or other guidance issued by the SEC granting an exemption from the in-person meeting requirement (“In-Person Exemptive Order”)) at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of the Trust’s outstanding voting securities. The Sub-Adviser shall be responsible to the Adviser and the Trust in connection with, or related to the actions, or omissions to act, of any subsidiary or affiliate utilized hereunder as if such subsidiary or affiliate were a party hereto as described in paragraph 11. The Sub-Adviser shall be solely responsible for compensating any subsidiary or affiliate for services rendered, and neither the Adviser nor the Trust may be held responsible, or otherwise liable for, the payment of any amount due, or which may become due to any subsidiary or affiliate.
8. Compensation.
(a) For the services provided with respect to the Trust pursuant to this Contract, the Sub-Adviser will be entitled to the fee, computed daily and paid monthly, set forth on Exhibit A.  This fee shall be payable on or before the last business day of the next succeeding calendar month.
(b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For the avoidance of doubt, notwithstanding the fact that the Contract has not been terminated, no fee will be accrued under this Contract with respect to any day that the value of the assets under the Sub-Adviser’s management equals zero.
9. Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:
(a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act;

(b) to the extent that the Sub-Adviser’s activities or services could affect the Trust, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Trust and the Sub-Adviser (the policies and procedures referred to in this Paragraph 9(b), along with the policies and procedures referred to in Paragraph 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”); and
(c) that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.
10. Reporting of Compliance Matters.
(a) The Sub-Adviser shall provide to the Trust’s CCO the following documents:
(i) access to copies of all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Contract, in which the SEC identified any concerns or issues (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s management of certain assets of the Trust and the Sub-Adviser’s responses thereto;
(ii) a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program and relate to any aspect of the Sub-Adviser’s management of certain assets of the Trust;
(iii) a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program related to its activities pursuant to this Contract;
(iv) a copy of the Sub-Adviser’s CCO report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and
(v) at the request of the Adviser, an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Paragraphs 9 and 10 of this Contract.
(b) The Sub-Adviser shall also provide the Trust’s CCO with:
(i) reasonable access to the testing, analyses, reports and other documentation, or summaries thereof, that the Sub-Adviser’s CCO relies upon to monitor the effectiveness of the implementation of the Sub-Adviser’s Compliance Program related to the management of certain assets of the Trust; and
(ii) reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
11.       Liability and Indemnification.

(a)       Liability. The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Contract. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or a reckless disregard of its duties hereunder, the Sub-Adviser, each of its affiliates and all respective partners, officers, managers, agents, members, trustees and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act of 1933 (the “1933 Act”) controls the Sub-Adviser (“Controlling Persons”) shall not be liable for any error of judgment or mistake of law, or any action performed or omitted to be performed by the Sub-Adviser and shall not be subject to any losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees) or liability to the Adviser, the Trust, any of the Trust’s shareholders, in connection with the matters to which this Contract relates. Except as set forth in (c) below, the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Sub-Adviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Trust assets; provided, however, that nothing herein shall relieve the Adviser and the Sub-Adviser from any of their obligations under applicable law, including, without limitation, federal and state securities or commodities laws.

(b) The Sub-Adviser agrees to indemnify and hold harmless the Adviser, the Trust, and their respective Affiliates and Controlling Persons and all of their respective partners, officers, managers, agents, members, trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which the Adviser or such Affiliates or Controlling Persons of the Adviser or their respective officers, trustees and employees may become subject under the 1940 Act, the 1933 Act, the Advisers Act, the Commodity Exchange Act or any other statute, law, rule or regulation, arising directly out of the Sub-Adviser’s responsibilities hereunder (1) to the extent of and as result of the willful misfeasance, bad faith, or gross negligence by the Sub-Adviser or any other Affiliate, or (2) as a result of any untrue statement of a material fact contained in the Trust’s registration statement, including any amendment thereof or any supplement thereto, or the omission of a material fact required to be stated in such registration statement necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Trust or written information furnished by the Adviser to the Sub-Adviser for review and such information is approved or deemed approved by the Sub-Adviser; provided, however, that in no case is the Sub-Adviser’s indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under this Contract.

(c) The Adviser agrees to indemnify and hold harmless the Sub-Adviser, its Affiliates and each Controlling Person of the Sub-Adviser, if any, and their respective partners, officers, managers, agents,

members, trustees and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which the Sub-Adviser or such Affiliates or Controlling Person of the Sub-Adviser or their respective officers, trustees and employees may become subject under the 1940 Act, the 1933 Act, the Advisers Act, or any other statute, law, rule or regulation, arising out of the Adviser’s responsibilities as investment manager of the Trust or the Adviser’s obligations hereunder (1) to the extent of and as a result of the willful misfeasance, bad faith, or gross negligence by the Adviser or any other Affiliate, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Trust’s registration statement, including any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such registration statement necessary to make the statements therein not misleading; provided, however, that in no case shall the Adviser’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Contract.

12. Duration and Termination.

 (a)  This Contract shall become effective with respect to the Sub-Adviser upon the date hereabove; provided, however, that this Contract shall not take effect with respect to the Trust unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person as required under Section 15(c) of the 1940 Act (unless the Board otherwise complies with the terms of an In-Person Exemptive Order) at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trust’s outstanding voting securities, when required by the 1940 Act.

(b)  Unless sooner terminated as provided herein, this Contract shall continue in force and effect until_____________.  Thereafter, if not terminated, with respect to the Trust, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person (unless the Board otherwise complies with the terms of an In-Person Exemptive Order) at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Trust.

(c)  Notwithstanding the foregoing, with respect to the Trust or the Sub-Adviser, this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Trust on sixty days’ written notice to the Sub-Adviser; or (ii) by the Adviser on sixty days’ written notice to the Sub-Adviser(s); or (iii) by the Sub-Adviser on sixty days’ written notice to the Trust.  Should this Contract be terminated with respect to the Sub-Adviser, the Adviser shall assume the duties and responsibilities of the Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities.  This Contract will automatically terminate in the event of its assignment. As used in this Paragraph 12(c), the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act  and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(d) In the event this Contract terminates or expires, Sections 4, 11, 16, 17, 20 and 21 shall survive such termination or expiration.

13. Amendment.  No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Trust’s outstanding voting securities.

14. Notices.  Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.  Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 300 S. Tryon Street, Suite 2500 Charlotte, NC 28202.

15. Governing Law.  This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act.  To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

16. Confidentiality. For purposes of this Contract, “Confidential Information” means any information provided by either party that by its nature would be understood by a reasonable person to be proprietary or confidential. Other than as required to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, each party agrees that it will treat Confidential Information as strictly confidential and will not disclose Confidential Information to any third party. For the avoidance of doubt, nothing herein is intended to or shall be interpreted as preventing or prohibiting any person from (i) engaging with or reporting actual or possible violations of U.S. federal or state law or regulation to any governmental agency or entity, including but not limited to the SEC or making other disclosures that are protected under the whistleblower provisions of U.S. federal or state law or regulation, without providing prior notice to, or obtaining authorization from, the other party or its affiliates, or (ii) receiving an award in connection with any such communications. The parties hereby acknowledge that the United States securities laws prohibit any person who has received material, non-public information concerning the matters which are provided pursuant to this Contract from purchasing or selling the securities of the relevant issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of such issuer in reliance upon such information.

17.       Use of Names. The names of both the Sub-Adviser and any affiliates of the Sub-Adviser and any derivative or logo or trademark are the valuable property of the Sub-Adviser and such affiliates. Except as otherwise provided herein, the Adviser and the Trust shall have no right, express or implied, to use in any manner the name, derivative or logo, or trademark of the Sub-Adviser or any of its affiliates without prior written consent of the Sub-Adviser. The Sub-Adviser consents to the use of its name in the Trust’s prospectus, disclosure documents, or shareholder communications. The Sub-Adviser consents to the use of its name in the marketing of the Trust, and Adviser agrees to furnish to Sub-Adviser, for its prior approval (which approval shall not be unreasonably withheld) at its principal email, marketing materials and statements prepared for distribution to shareholders of the Trust. Marketing materials and statements prepared for distribution to shareholders of the Trust that are substantially similar to materials previously approved by the Sub-Adviser need not be submitted to the Sub-Adviser for pre-approval.

18.    Representations of the Adviser and Sub-Adviser. Adviser and Sub-Adviser hereby warrant and represent that they are each registered investment advisers under the Advisers Act. Adviser and Sub-Adviser further warrant and represent that when executed and delivered, this Contract will be binding upon the Adviser and Sub-Adviser in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

19. Representation of the Adviser. The Adviser represents, warrants and agrees that (i) it serves as the commodity pool operator (“CPO”) of the Trust and that it qualifies for and has properly claimed an exclusion from the definition of “commodity pool operator” pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5 and (ii) nothing in this Contract shall be construed as delegation of any of the Adviser’s obligations or duties as the Trust’s CPO by the Adviser to the Sub-Adviser or any affiliated person of the Sub-Adviser. The Adviser further represents that it has filed the required notice of eligibility with the National Futures Association (“NFA”) and will maintain compliance with all conditions of such exclusion throughout the term of this Contract. In the event the Adviser becomes ineligible for the exclusion or otherwise fails to maintain it, the Adviser shall promptly notify the Sub-Adviser in writing and the Adviser will be solely responsible for obtaining and maintaining any required registration with the CFTC and/or NFA and for complying with all applicable regulatory requirements.

20. Miscellaneous.  The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.  This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.  Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts.  In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.    Counterparts. This Contract may be executed by the Adviser and Sub-Adviser in separate counterparts, each of which when so executed and delivered shall be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.	BARINGS LLC

Adviser	Sub-Adviser
By:__________________________	By:__________________________
Name:	Name:
Title:	Title:

EXHIBIT A

The Adviser will pay the Sub-Adviser up to 40% of the advisory fee that the Adviser receives from the Trust.

EXHIBIT B
SUB-SUB-ADVISORY AGREEMENT

This SUB-SUB-ADVISORY AGREEMENT, dated as of [_______] (the “Agreement”), is made by and between BARINGS LLC, a Delaware limited liability company (the “Sub-Adviser”), and BARING INTERNATIONAL INVESTMENT LIMITED, a private limited company incorporated under the laws of England and Wales (the “Sub-Sub-Adviser”).

WHEREAS, the Invesco Dynamic Credit Opportunity Fund (the “Fund”) is a closed-end management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Invesco Advisers, Inc. (“Adviser”) and Barings LLC entered into an Investment Sub-Advisory Agreement (the “Investment Sub-Advisory Agreement”), effective as of [_______], relating to the Fund;
WHEREAS, the Sub-Adviser wishes to delegate certain investment management services to the Sub-Sub-Adviser with respect to the Fund, and the Sub-Sub-Adviser is willing to furnish such services to the Sub-Adviser with respect to the Fund upon the terms and conditions set forth below; and

WHEREAS, the Adviser and the Board of Trustees of the Fund (the “Board”), including a majority of the Trustees who are not interested persons of the Fund, as determined in accordance with the 1940 Act (the “Disinterested Trustees”), have approved of the delegation to the Sub-Sub-Adviser to provide the investment management services contemplated herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Sub-Adviser and the Sub-Sub-Adviser agree as follows:

SECTION 1. Appointment and Duties of Sub-Sub-Adviser.

(a)
Subject to the direction and oversight of the Sub-Adviser, the Sub-Adviser hereby appoints the Sub-Sub-Adviser, and the Sub-Sub-Adviser accepts the appointment and undertakes to provide the services contemplated herein, pursuant to the terms and conditions described herein.

(b)	The Sub-Sub-Adviser agrees during the term of this Agreement to:

(i) supervise the investment activities of the Fund;

(ii) continuously manage the Fund in a manner consistent with the investment objectives, policies and restrictions as set forth in the Fund’s Registration Statement and any other governing documents such as Fund specific procedures, as they may be amended from time to time;

(iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate, and consistent with all relevant Barings global policies including but not limited to those related to investment allocation, best execution and other brokerage practices;

(iv) render periodic reports to the Sub-Adviser as it may reasonably request regarding the Fund’s investment program with respect to the Fund and the services provided by the Sub-Sub-Adviser hereunder;

(v) make and maintain for the required period all records required to be made under the 1940 Act, and the rules thereunder relating to transactions with respect to the Fund effected by the Sub-Sub-Adviser, except to the extent such records are made or maintained by the Sub-Adviser. The Sub-Sub-Adviser shall make available to the Sub-Adviser all such records maintained by the Sub-Sub-Adviser upon reasonable request; and

(vi) comply with all applicable laws, rules and regulations in the discharge of its obligations hereunder, specifically including but not limited those under the 1940 Act.

SECTION 2. Transactions with Affiliates. The Sub-Sub-Adviser is only authorized by the Sub-Adviser on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law and relevant Fund procedures, to purchase and/or sell securities and other instruments which the Sub-Sub-Adviser or any of its affiliates underwrites, deals in, makes a market in and/or for the issuer thereof performs or seeks to perform investment banking or other services. The Sub-Sub-Adviser has been further authorized, to the extent permitted by applicable law and relevant Fund procedures, to select brokers (including any brokers affiliated with the Sub-Sub-Adviser) for the execution of trades on behalf of the Fund.

SECTION 3. Execution, Dealing and Research. In selecting brokers to make purchases and sales for the Fund, the Sub-Sub-Adviser will choose those brokers who provide best execution to the Fund in compliance with Barings Global Best Execution Policy and the Fund’s execution policies. The Sub-Sub-Adviser may combine transactions for the Fund and transactions for the Sub-Sub-Adviser’s delegates, connected customers and/or other customers to the extent permitted by applicable law. In managing the assets of Fund, the Sub-Sub-Adviser may purchase certain research, statistical and other information and assistance from brokers on an execution only basis.

SECTION 4. Non-Exclusive Agreement. The services of the Sub-Sub-Adviser under this Agreement are not exclusive, and the Sub-Sub-Adviser and any of its affiliates or related persons shall be free to render similar services or other services to others. Without limiting the generality of the foregoing, the Sub-Sub-Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Sub-Adviser or a Fund or may involve substantial time and resources from the Sub-Sub-Adviser.

SECTION 5. Fee. As compensation for the services described in Section 1, the Sub-Adviser shall pay to the Sub-Sub-Adviser a portion of the sub-advisory fees it receives from the Adviser, in an amount in U.S. dollars as set forth in Schedule A to this Agreement, as it may be amended from time to time (the “Fee”). Such Fee shall be paid to the Sub-Sub-Adviser within ten business days after the end of each calendar month. To the extent that the sub-advisory fee payable to the Sub-Adviser by the Adviser is decreased, the Fee will be proportionately decreased.

 For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

SECTION 6. Expenses. The Sub-Sub-Adviser shall be responsible for the costs and expenses associated with the provision of the services contemplated herein; provided, however, that the Fund shall be responsible for the cost associated with the purchase or sale of any security or investment contract or other instrument for the Fund’s portfolio and the fees, expenses and costs associated with all other aspects of the Fund’s operations.

SECTION 7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Sub-Sub-Adviser or any of its officers, directors or employees, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or investment contract or other instrument for the Fund’s portfolio.

SECTION 8. Term and Approval. (a) This Agreement shall become effective upon approval by the Board, including a majority of Disinterested Trustees, and shall remain in full force for the two-year period from the effective date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually by the Board, including a majority of the Disinterested Trustees.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act). This Agreement may be terminated at any time without the payment of any penalty by the Trust, the Sub-Adviser or the Sub-Sub-Adviser on sixty (60) days written notice to the other parties. The Trust may effect termination at any time with respect to the Fund by action of the Board or by the “vote of a majority of the outstanding voting securities”

(as defined in the 1940 Act) of the Fund, accompanied by appropriate notice, or, by written notice with immediate effect, if the Adviser or the Board determines for any reason that such termination is necessary for the protection of the Fund, including without limitation a determination by the Adviser or the Board that there is a breach of an obligation or duty under this Agreement.

(c) This Agreement shall terminate automatically and immediately upon termination of the Investment Sub-Advisory Agreement between the Sub-Adviser and the Trust.

(d) Termination of this Agreement shall not affect the right of the Sub-Sub-Adviser to receive payment on any unpaid balance of the compensation described in Section 5 above earned prior to such termination.

SECTION 9. Representations and Warranties. (a) The Sub-Sub-Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Sub-Sub-Adviser agrees to maintain effective all material registration, authorizations and licenses required for the performance of its duties hereunder, as the case may be, until the termination of this Agreement.

(b) The Sub-Sub-Adviser represents that it is also regulated by the Financial Conduct Authority of the United Kingdom (“FCA”) in the conduct of its investment business. The Sub-Sub-Adviser has in operation written procedures in accordance with the rules, evidential provisions and guidance made by the FCA under the Financial Services and Markets Act 2000 (as set out in the FCA Handbook and any directly applicable European Union financial services legislation or rules applicable to the Sub-Sub-Adviser) (“FCA Rules”) for the effective consideration and proper handling of complaints from customers. Any complaint by the Sub-Adviser, the Trust or any Fund should be sent to the Chief Compliance Officer of the Sub-Sub-Adviser.

(c) The Sub-Sub-Adviser is required by the FCA Rules to make certain disclosures and seek certain consents in its terms of business with its clients. These have been provided to the Sub-Adviser as applicable. The acceptance by the Sub-Sub-Adviser of its appointment and performance of its obligations hereunder is expressly conditioned upon the ongoing acceptance by the Sub-Adviser of such disclosures.

SECTION 10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder shall not thereby be affected.

SECTION 11. Notices. Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and, if other than routine business correspondence, delivered by (i) confirmed facsimile, (ii) registered or certified mail or United States Postal Service Express Mail, (iii) a nationally recognized overnight courier, (iv) hand, or (v) e-mail (so long as a receipt for such e-mail is requested and received). Such writing shall be addressed to a party as set forth below, or to such other address as a party may from time to time designate in any notice. Any notice given hereunder shall be effective upon receipt.

If to the Sub-Adviser:

Barings LLC
300 S. Tryon Street, Suite 2500
Charlotte, NC 28202

Attention: Melissa Logan
Email: Melissa.Logan@barings.com

With a copy to:

Email: corporatesecretary@barings.com

If to the Sub-Sub-Adviser:

Baring International Investment Limited

20 Old Bailey
London EC4M 7BF

Attention: Katie Kemp
Email: Katie.Kemp@barings.com

With a copy to:

Email: BaringslegalEurope@barings.com

SECTION 12. Disclaimer. The Sub-Sub-Adviser acknowledges and agrees that (i) this Agreement has been executed by officers of the Sub-Adviser in their capacity as officers, and not individually, (ii) the shareholders, trustees, officers, employees and other agents of the Sub-Adviser shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

SECTION 13. Amendments.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law and the prior written approval of the Adviser and the Board.

SECTION 14. Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the Commonwealth of Massachusetts applicable to contracts made and to be performed in that state.

SECTION 15. Force Majeure. The Sub-Sub-Adviser shall not be liable for the nonperformance of its obligations hereunder by reason of any cause beyond its reasonable control, including, but not limited to, any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations.

SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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SIGNATURE PAGE
IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as a deed the day and year first above written.

EXECUTED and DELIVERED as a DEED by
BARINGS LLC
acting by:

By: ___________________________
Name: ________________________
Title: Managing Director

EXECUTED and DELIVERED as a DEED by
BARING INTERNATIONAL INVESTMENT LIMITED
acting by:

By: ___________________________
Name: _________________________
Title:   Managing Director

Schedule A

Fee

As compensation for the services rendered by the Sub-Sub-Adviser, the Sub-Adviser will pay to the Sub-Sub-Adviser a portion of the sub-advisory fee it receives from the Adviser, in an amount in U.S. dollars equal to the following percentage of such sub-advisory fee with respect to the Fund: ___%.